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                      NEW ENGLAND LIFE INSURANCE COMPANY
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

                         ZENITH SURVIVORSHIP LIFE PLUS

                       Supplement dated October 26, 2000
                                      to
                         Prospectus dated May 1, 2000

   For Policies issued in New York, the following special provisions apply:

   1. The Policy fee is described on page A-15 of the prospectus. For policies issued in New York, the extra amount in the first three Policy years is called the Acquisition Policy Fee.

   2. The maximum basic monthly Administrative Charge is described on page A-15 of the prospectus. For policies issued in New York, the extra amount in the first three Policy years is called the Acquisition Administrative Charge.

   3. The Surrender Charge in the first Policy year is 90% of the Benchmark Premium for insureds with an average issue age of 52 or less.

   4. Policies issued in New York are not contestable after they have been in force for two years or after the death of one of the insureds, if earlier.

   5. We will not allow changes in the Death Benefit Option or decreases in the Face Amount during the Grace Period.

   6. You can exchange this Policy, while it is in force and before the younger insured's age 100, for a new Policy which provides survivorship Paid-Up Insurance. Survivorship Paid-Up Insurance will be provided by using the net cash value of the Policy as a net single premium at the age of the younger insured on the date of the exchange. Survivorship Paid-Up Insurance is permanent life insurance with no further premiums due.

   7. You can exchange the face amount of your Policy for a fixed benefit survivorship life insurance policy provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy's issue date. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. The new policy will have the same issue age, underwriting class and policy date as the variable life policy had. We will attach any riders to the original Policy to the new policy if they are available.

   8. The Policy will mature at age 100 of the younger insured for the net cash value. The Guaranteed Death Benefit Rider terminates at age 100 of the younger insured.

   9. For policies issued in New York, the Survivorship Level Term Insurance Rider is available only as "Outside Term." You cannot choose to have both the Guaranteed Death Benefit Rider and the Survivorship Level Term Insurance Rider. (Please refer to section Term Rider "In" or "Out" on page A-9 of the prospectus.)

VL-150-00